Commitments	12 Months Ended
Sep. 01, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments
Commitments

As of September 1, 2016, we had commitments of approximately $780 million for the acquisition of property, plant, and equipment.  We lease certain facilities and equipment under operating leases, for which expense was $46 million, $48 million, and $57 million for 2016, 2015, and 2014, respectively.  Minimum future operating lease commitments (including amounts attributed to the embedded operating lease in our Inotera supply agreement) as of September 1, 2016 were as follows:

2017	$419
2018	400
2019	127
2020	15
2021	11
2022 and thereafter	29
$1,001